Financing	12 Months Ended
Dec. 31, 2010
Financing [Abstract]
Financing
8.	Financing

Long-term debt consists of:

	December 31,
(in millions)	2010	2009
5.25% senior notes due 2012, net of unamortized discount	$999.6	$999.4
6.25% senior notes due 2014, net of unamortized discount	996.9	996.1
7.25% senior notes due 2019, net of unamortized discount	497.1	496.8
Term-1 loans due October 14, 2010	—	800.0
Term A loans due October 14, 2010	—	540.0
Revolving credit facility due August 13, 2013	—	—
Other	0.2	0.3

Total debt	2,493.8	3,832.6
Less current maturities	0.1	1,340.1

Long-term debt	$2,493.7	$2,492.5

On August 13, 2010, we entered into a credit agreement with a commercial bank syndicate providing for a three-year revolving credit facility of $750.0 million. In connection with entering into the credit agreement, we terminated in full the revolving facility under our prior credit agreement, entered into October 14, 2005 and due October 14, 2010. There was no outstanding balance in our prior revolving credit facility upon termination.

During 2010, we repaid the Term A and Term-1 loans in full. We made total Term loan payments of $1,340.0 million during the year ended December 31, 2010. At December 31, 2010, our credit agreement consists of a $750.0 million revolving credit facility (none of which was outstanding as of December 31, 2010) available for general corporate purposes.

The new credit agreement requires us to pay interest periodically on the London Interbank Offered Rates (“LIBOR”) or base rate options, plus a margin. The margin over LIBOR will range from 1.55% to 1.95%, depending on our consolidated leverage ratio. Under the credit agreement we are required to pay commitment fees on the unused portion of the $750.0 million revolving credit facility. The commitment fee will range from 0.20% to 0.30% depending on our consolidated leverage ratio. Financing costs of $3.9 million related to the new credit facility are being amortized over three years and are reflected in other intangible assets, net in the accompanying consolidated balance sheet.

The credit agreement contains covenants which limit our ability to incur additional indebtedness, create or permit liens on assets, and engage in mergers, consolidations, or disposals. The covenants also include a minimum interest coverage ratio and a maximum leverage ratio. At December 31, 2010, we believe we were in compliance in all material respects with all covenants associated with our credit agreement.

On June 9, 2009, we issued $2.5 billion of Senior Notes, including $1.0 billion aggregate principal amount of 5.250% Senior Notes due 2012; $1.0 billion aggregate principal amount of 6.250% Senior Notes due 2014 and $500 million aggregate principal amount of 7.250% Senior Notes due 2019. The Senior Notes require interest to be paid semi-annually on June 15 and December 15. We may redeem some or all of each series of Senior Notes prior to maturity at a price equal to the greater of (1) 100% of the aggregate principal amount of any notes being redeemed, plus accrued and unpaid interest; or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the notes being redeemed, not including unpaid interest accrued to the redemption date, discounted to the redemption date on a semiannual basis at the treasury rate plus 50 basis points with respect to any notes being redeemed, plus in each case, unpaid interest on the notes being redeemed accrued to the redemption date. The Senior Notes are jointly and severally and fully and unconditionally guaranteed on a senior unsecured basis by most of our current and future 100% owned domestic subsidiaries.

Financing costs of $13.3 million, for the issuance of the Senior Notes, are being amortized over an average weighted period of 5.2 years and are reflected in other intangible assets, net in the accompanying consolidated balance sheet. We used the net proceeds for the acquisition of WellPoint’s NextRx PBM Business (see Note 3 – Changes in business).

We entered into a commitment letter with a syndicate of commercial banks for an unsecured, 364-day, $2.5 billion term loan credit facility in order to finance the NextRx acquisition. Upon completion of the public offering of common stock and debt securities, we terminated the credit facility and incurred $56.3 million in fees and incurred an additional $10.0 million in fees upon the completion of the acquisition.

The following represents the schedule of current maturities for our long-term debt as of December 31, 2010 (amounts in millions):

Year Ended December 31,
2011	$0.1
2012	1,000.1
2013	0.1
2014	1,000.0
2015	—
Thereafter	500.0

$2,500.3